UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 16, 2004
                                                  -----------------


                         Money Centers of America, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-49723                23-2929364
 ----------------------------         ------------          -------------------
 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)


                       700 South Henderson Road, Suite 325
                       King of Prussia, Pennsylvania 19406
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code  (610) 354-8888
                                                    --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On November 16, 2004, Money Centers of America, Inc. issued a press release announcing that it had filed its Quarterly Report on Form 10-QSB and certain of its financial results for the three-month and six-month periods ended September 30, 2004. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

          In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) EXHIBITS.

          The following exhibit is furnished in accordance with Item 601 of Regulation S-K:


          99.1  Press Release dated November 16, 2004.



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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    MONEY CENTERS OF AMERICA, INC.


                                    By: /s/ Christopher M. Wolfington
                                        -----------------------------
                                    Name:  Christopher M. Wolfington
                                    Title: President and Chief Executive Officer

Date:  November 16, 2004





                                  EXHIBIT INDEX


          99.1  Press Release dated November 16, 2004.



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